BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated May 22, 2020 to the Summary Prospectus and the Prospectus for Investor A, Investor C and Institutional Shares of the Fund and the Statement of Additional Information of the Fund, each dated November 27, 2019, as supplemented to date

Effective July 1, 2020, with respect to Investor A Shares of the Fund, BlackRock will reduce the contingent deferred sales charge (“CDSC”) assessed on certain redemptions made within 18 months after purchase. Shareholders who purchased Investor A Shares of the Fund prior to the implementation of this change will be subject to the CDSC in effect at the time of purchase. Accordingly, effective July 1, 2020, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Footnote 1 to the Fund’s fee and expense table relating to the “Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the section of the Summary Prospectus entitled “Key Facts About BlackRock Multi-Asset Income Portfolio — Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Multi-Asset Income Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

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A contingent deferred sales charge (“CDSC”) of 0.75% (for shares purchased on or after July 1, 2020) or 1.00% (for shares purchased prior to July 1, 2020) is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $250,000 or more.

Footnote 2 in the chart in the section of the Prospectus entitled “Account Information — Details About the Share Classes — Investor A Shares — Initial Sales Charge Option” is deleted in its entirety and replaced with the following:

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If you invest $250,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% (for shares purchased on or after July 1, 2020) or 1.00% (for shares purchased prior to July 1, 2020) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

The first paragraph in the section of the Prospectus entitled “Account Information — Details About the Share Classes — Investor A Shares at Net Asset Value” is deleted in its entirety and replaced with the following:

If you invest $250,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% (for shares purchased on or after July 1, 2020) or 1.00% (for shares purchased prior to July 1, 2020) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

Effective July 1, 2020, the following changes are made to the Fund’s Statement of Additional Information:

The third paragraph in the section of Part II of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Placement Fees” is deleted in its entirety and replaced with the following:

With respect to Investor A Shares of BlackRock Global Allocation Fund, Inc., BlackRock Dynamic High Income Portfolio (for shares purchased prior to July 1, 2020) and BlackRock Multi-Asset Income Portfolio (for shares purchased prior to July 1, 2020) of BlackRock Funds II, BlackRock Global Long/Short Credit Fund of BlackRock Funds IV and BlackRock Event Driven Equity Fund, the placement fees may be up to the following amounts:

$250,000 but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

The eleventh paragraph in the section of Part II of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Placement Fees” is deleted in its entirety and replaced with the following:

With respect to Investor A Shares of BlackRock Dynamic High Income Portfolio (for shares purchased on or after July 1, 2020) and BlackRock Multi-Asset Income Portfolio (for shares purchased on or after July 1, 2020) of BlackRock Funds II, BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and BlackRock Balanced Capital Fund, Inc., the placement fees may be up to the following amounts:

$250,000 but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

Shareholders should retain this Supplement for future reference.

PR2SAI-MAI-0520SUP

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